EXHIBIT 99.2
JK Acquisition Corporation Merger with Multi-Shot, LLC Road Show Presentation September 2006 The attached presentation was previously filed with the Securities and Exchange Commission, as part of the Current Report on Form 8-K originally filed by JK Acquisition Corp. ("JKA") with the Securities and Exchange Commission on September 7, 2006 ("09/07/06 8-K"). JK Acquisition Corp. is holding presentations for certain of its stockholders, as well as other interested persons, regarding its merger with Multi-Shot, LLC, as described in the 09/07/06 8-K and Amendment. The attached presentation, as well as the 09/07/06 8-K (and exhibits thereto) are being distributed to attendees of today's presentation. Ferris Baker Watts, Inc., Ladenberg Thalman & Co., Inc. and Maxim Group, LLC, the managing underwriters (collectively, the "Underwriters") of JK Acquisition Corp.'s initial public offering ("IPO") consummated in April, 2006, are assisting JK Acquisition Corp. in these efforts. Pursuant to the terms and conditions of the Underwriting Agreement between JK Acquisition Corp. and the Underwriters, dated April 10, 2006, upon the consummation of the merger with Multi-Shot, LLC, JK Acquisition Corp. will pay the Underwriters a non-accountable expense allowance of One Million Five Hundred and Fifty Two Thousand Five Hundred Dollars ($1,552,000). This non-accountable expense allowance shall be paid from the proceeds deposited in the trust account in connection with JK Acquisition's initial public offering. Such terms are more fully described in JK Acquisition Corp.'s final prospectus dated April 11, 2006. JK Acquisition Corp. and its directors and executive officers, and the Underwriters may be deemed to be participants in the solicitation of proxies for the special meeting of JK Acquisition Corp. stockholders to be held to approve the merger. However, neither JK Acquisition Corp. nor its directors and executive officers nor the Underwriters shall solicit proxies until JK Acquisition Corp. files a written proxy statement in accordance with the Securities Exchange Act of 1934, as amended. Stockholders of JK Acquisition Corp. and other interested persons are advised to read, when available, JK Acquisition Corp.'s preliminary proxy statement and definitive proxy statement in connection with JK Acquisition Corp.' s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read JK Acquisition Corp.'s final prospectus, dated April 11, 2006, for a description of the security holdings of the JK Acquisition Corp. officers and directors and of the Underwriters and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger with Multi-Shot, LLC. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission's Internet site (http://www.sec.gov).

JK Acquisition Corp. merger with Multi-Shot, LLC September 2006

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about JK Acquisition Corp. ("JK Acquisition"), Multi-Shot, Inc. (the wholly owned merger subsidiary of JK Acquisition) and Multi-Shot, LLC ("Multi-Shot") and their combined business after completion of the proposed merger transaction. Forward looking statements are statements that are not historical facts. All statements, other than statements of historical fact, including, without limitation, statements regarding JK Acquisition's or Multi-Shot's financial position, business strategy, plans and JK Acquisition's or Multi-Shot's management's objectives and future operations, and industry conditions, are forward-looking statements. Such forward- looking statements, based upon the current beliefs and expectations of JK Acquisition Corp's and Multi-Shot's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements ("Cautionary Statements"): the failure of JK Acquisition stockholders to approve the plan and agreement of merger and reorganization and the transactions contemplated thereby; the number and percentage of JK Acquisition Corp. stockholders voting against the merger and/or electing to exercise their redemption rights; changing interpretations of generally accepted accounting principles; costs associated with continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Multi-Shot is engaged; the overall U.S. land-based level of rigs and drilling activity; the continued ability of Multi-Shot to successfully execute its business plan involving the proper management of its human resources and asset base; demand for the products and services that Multi- Shot provides; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in JK Acquisition's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither JK Acquisition Corp. nor Multi-Shot assumes any obligation to update the information contained in this press release. All subsequent written and oral forward-looking statements attributable to JK Acquisition Corp., Multi-Shot, or persons acting on JK Acquisition Corp.'s or Multi-Shot's behalf, are expressly qualified in their entirety by the Cautionary Statements. Forward Looking Statements

The Merger Transaction The Transaction: Multi-Shot, LLC ("MS") to merge with Multi-Shot, Inc., a wholly-owned subsidiary of JK Acquisition Corp. (AMEX: "JKA") Upon consummation of the merger, JK will be renamed: MS Energy Services, Inc. ("MSE") Proposed AMEX symbol: "MSE" JKA to issue approximately 4.3 million "Parent Shares" and associated "Parent Warrants" (approximately, but equal to 25% of MS's net enterprise value ("NEV") at closing) to members of MS JKA to convey $69.2 million (approximately, but equal to 75% of MS's NEV at closing) to members of MS Note: all post-Closing ownership and conveyance estimates assume no JKA shares redeemed for cash during JKA shareholder approval process.

The Merger Transaction (Cont'd) Valuation: Total gross enterprise value ("GEV") of approximately $105.7 million, with NEV (i.e., GEV less estimated closing date 3rd party debt of MS, to be assumed by MSE) estimated at approximately $92.2 million Approximately $69.2 million in cash and $23.0 million in JKA stock to MS members JKA may terminate if annualized 2006 EBITDA (as defined in the merger agreement) is less than $17.6 million Ownership: Upon consummation of the merger, JKA shareholders will own approximately 79% and Multi-Shot members will own 21% of outstanding common stock before: i) any JKA shareholders redeem shares for cash by exercising their pre-merger trust redemption rights, and ii) before any existing public warrants and earn out warrants issued to Multi-Shot members are exercised JKA will form a 6 member board that will be comprised of directors from JKA and MS, the majority of which will be independent

MSE Proposed Board of Directors James P. Wilson, Chairman Co-founder of RSTW Partners in 1990 Education: BBA - Texas A&M; CPA Allen Neel, President and CEO 2004 - Present - President and CEO of Multi-Shot Over 25 years in the oilfield services business, last 16 years with MS and predecessors Education: BS - University of Alabama Keith D. Spickelmier, Director Former Law Partner of Sheinfeld, Maley and Kay and Verner Liipfert Co-founder and Chairman of Westside Energy Corp. (AMEX: WHT) Education: BS - University of Nebraska; Juris Doctorate - University of Houston Herbert C. Williamson III, Director Senior investment banker with Petrie Parkman & Co. and CS First Boston Director of Petrohawk Energy Corporation (NASDAQ: HAWK), Westside Energy (AMEX: WHT) Education: BA - Ohio Wesleyan University; M.B.A. - Harvard University Rick Herrman, Director Co-founded The Catalyst Group in 1990 Education: BBA - Baylor University, M.B.A. from McCombs School at the University of Texas at Austin Ron Nixon, Director Co-founded The Catalyst Group in 1990 Director, LHC Group (NASDAQ: LHCG) Education: BS -the University of Texas at Austin

About Multi-Shot Leading independent directional drilling services company professional and experienced personnel reliable, technologically advanced equipment Multi-Shot's products/services include: Directional Drilling Services Onshore and Offshore Downhole Surveying Services Measurements While Drilling ("MWD") Services Down hole Motors Steering Tool Services 25 years operating history in U.S. by predecessor companies that today comprise MS Established presence in most major onshore producing basins Leading and diverse customer base including such well known large independent E&P companies as: Encore Acquisition, Chesapeake Energy, XTO Energy, Bill Barrett, Anadarko, Devon Energy Strong track record of revenue and EBITDA Growth Revenue LTM 2006 (as of 7/31/06) - $57.4 million First Seven Months 2006 - $37.9 million, up 104% from First Seven Months 2005 EBITDA LTM 2006 (as of 7/31/06) - $14.0 million First Seven Months 2006 - $9.6 million, up 143% from First Seven Months 2005 Note: "EBITDA" is the sum of net income, total income taxes, certain management bonuses, Catalyst/Hall management fee, interest expense (net), depreciation, and amortization. Refer to Appendix for reconciliation to net income.

Multi-Shot Revenue vs. US Land Rig Count Actual Revenue Source: Baker Hughes, Multi-Shot. (US$ '000s) US Land Rig Count Total U.S. Land Rigs Horizontal U.S. Rigs Since March of 2002 horizontal rig count has increased over 485%, while the U.S. land rig count grew by 122%. Horizontal U.S. Rigs (Avg.) Industry Overview

Public Comparable Companies and Valuation Analysis

Public company "pure play" in directional drilling alternative means to participate in the rapid growth of U.S. land-based unconventional drilling activity associated with the natural gas industry Well positioned in directional drilling services industry stand alone, full service company directly benefits from accelerated drilling activity for unconventional gas established presence in the Barnett Shale and Rocky Mountains, among others Strong and diverse customer relationships no customer represents more than 8.2% of billings (YTD through 7/31/06) customer base includes large independent E&P companies Experienced management team and operational personnel Board of directors with substantial and diverse experience Estimated net debt of approximately $5.5 million, plus cash flow potential to support organic growth and tuck-in acquisitions Investment Highlights

Multi-Shot, LLC Allen R. Neel President & CEO

Management Allen R. Neel - President and Chief Executive Officer 2004 - Present - President and CEO of Multi-Shot Over 25 years in the oilfield services business, last 16 years with MS and predecessors Paul Culberth - Vice President - Operations 2004 - Present - Vice President of Operations for Multi-Shot Over 30 years in the drilling services business, last 18 years with MS and predecessors David Cudd - Vice President - Sales 2004 - Present - Vice President of Sales for Multi-Shot Over 30 years in oilfield service industry sales, last 7 years with MS and predecessors Scott Bork - Chief Financial Officer 2005 - Present - CFO of Multi-Shot Partner at accounting firm with 9 years of oilfield related audit experience, joined MS February, 2005 Multi-Shot Employees Approximately 210 employees 64 drillers

1980 - Multi-Shot was formed as a survey company. 2000 - Black Warrior funded Multi-Shot's expansion into the directional business to complement its survey services. 1998 - Black Warrior Wireline purchased the U.S. operations of Phoenix Drilling Services, including the Multi-Shot line of business. 2001 - Black Warrior consolidated its directional drilling service companies into one entity under the name Multi-Shot. 2004 - In August, Management and Catalyst / Hall, a Houston-based private equity firm, acquired Multi-Shot from Black Warrior. 2006 - Leading independent directional drilling services company. 1996 - Phoenix Drilling Services acquired Multi-Shot along with Horizon, Slim Drill, Granstaff and Becfield in a directional drilling service consolidation. • • • • • • • Company History Company Timeline

# Major Service/Product Descriptions

## Multi-Shot Major Service / Product line Descriptions

***Multi-Shot has the personnel, equipment and expertise necessary to compete with the leading directional service providers in the industry.***

### Directional Drilling



Multi-Shot utilizes positive displacement drilling motors which incorporate significant design enhancements to provide a high standard of drilling performance. These enhancements generate increased reliability, longer runs, greater horsepower and torque, and improved penetration rates.

### Downhole Surveying



Survey utilizes the same high tech sensors as the aerospace industry to provide highly accurate wellbore surveys. These surveys allow precise targeting and reservoir delineation, preventing such costly problems as missed objectives ("targeted payzones") and wellbore collisions in multi-well structures. Multi-Shot also has a proprietary Digital Single Shot tool.

### Measurement While Drilling (MWD)



MWD systems and Steering Tools measure wellbore geometry (inclination, azimuth, drilling system orientation ("toolface")), and mechanical properties of the drilling process. Traditionally, MWD has fulfilled the role of providing wellbore inclination and azimuth in order to maintain directional control in real time.

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Williston Basin Anadarko Basin Gulf Coast Basin Power River Basin Big Horn Basin Fish Creek Basin Greater Green River Basin Wind River Basin DJ Basin LA, MS Salt Basin San Juan Raton Basin Paradox Basin Uinta Basin Piceance Ft. Worth Barnett Shale Arkoma Basin South Texas Basin Permian Basin Black Warrior Basin East Texas Bossier Oil and Gas Basins Sales locations Corporate Headquarters Operating locations Conroe Corpus Christi Odessa Decatur Lafayette Grand Junction Baker Fort Worth Denver Midland Houston Tyler Oklahoma City Rock Springs Geographical Presence Founded in 1980, Multi-Shot has grown throughout Texas, Louisiana and into the Rockies region and Williston Basin. The company has successfully established itself in the Barnett Shale and Rocky Mountains. The Mid-Continent and Rockies regions represent an area of potential future growth and Multi-Shot is positioned to gain market share in those areas. Multi-Shot is headquartered in Conroe, Texas in a facility that includes 25,000 sq ft of warehouse space, and 10,000 sq ft of office space which provides sufficient space to accommodate expected company growth.

Major Customers No one customer accounts for more than 8.2% of billings (YTD through 7/31/06)

Competitive Advantages Experienced workforce senior management team averages over 20 years of industry experience drilling personnel average 16 years of industry experience Independent niche service provider with strong relationships in the industry Leading customer support and time to service capabilities Top of the line equipment superior in quantity, quality and breadth relative to other independent directional drillers reliable, high quality components and tools meticulous, best-of-practice maintenance and service procedures Fewer number of days on the well due to: experienced personnel high quality, durable and reliable equipment best-of-practice maintenance procedures and responsive customer support

Growth Drivers 82% of US rig count focused on drilling for natural gas (1) 122% increase in US Land Rig Count since March, 2002 (1) 485% increase in Horizontal Rig Count during same period (1) 72% increase in Directional Rig Count during same period (1) Accelerated drilling for unconventional gas in: Barnett Shale Rocky Mountain region Other developing "shale plays" (Fayetteville, Arkoma, etc.) Historical growth (since acquisition by management and Catalyst/Hall in August 2004) 80% through new customers, additional contracts (2) 20% through price increases (2) Possible acquisitions small, tuck-in to add people and equipment, and possibly expand geographically larger businesses similar product and service profile (geographic expansion opportunity); or complementary lines of business (1) Source: Baker Hughes Rig Count as of 9/1/06. (2) Source: MSE management estimate.

Note: South region includes TX, LA, AR, and OK. Rockies include NM, CO, WY, UT, MT, and ND. Rockies South Note: as of 8/2/2006. US Natural Gas Prices ($/Mcf) Crude Oil ($/bbl) Crude Oil / Natural Gas Prices Commodity Price Observations Despite a recent pull back in spot prices, natural gas futures for the upcoming heating season are averaging $9.96 on the NYMEX (November 2006 to March 2007) as of 9/1/06. Current spot market crude oil prices (light sweet) are trading around $69.20 per bbl with NYMEX futures trading in this range through the end of 2007 as of 9/1/06. Strong Rig Count Fundamentals The southern region has the highest levels of activity with Texas, Louisiana, Arkansas and Oklahoma accounting for approximately 70% of the U.S. rigs (1,212). (Source: Baker Hughes as of 9/1/06) The Rockies, which comprise the remaining active exploration states on the chart, account for a smaller but growing 384 rigs. (Source: Baker Hughes as of 9/1/06.) According to May, 2006 Land Rig Newsletter, the U.S. land market will add 500 rigs to the fleet by the end of 2007. Over 80% of the US rig count is focused on drilling for natural gas Industry Overview Average Monthly Rig Count Futures Hurricane Rita Hurricane Katrina

Due to smaller finds, more wells are required to sustain production volumes at levels approximate to those of the 1990's. As shown to the right, the natural gas rig count has more than doubled from the 90's levels with only marginal increases in production. Management Believes that Faster Decline Rates and Lower Reserves Per Well = More Drilling & More Rigs Natural Gas Production Rate Decline Industry Overview (cont'd)

MS Quarterly Financial Results Note: historical results based upon unaudited results.

Year Over Year Growth (Comparable Quarters) Note: historical results based upon unaudited results.

Public company "pure play" in directional drilling Alternative means to participate in rapid growth of U.S. land-based directional drilling activity associated with natural gas industry Conventional, mature basins "Unconventional," high growth basins Well positioned in industry established presence in the Barnett Shale and Rocky Mountains (incl. Piceance Basin) directly benefits from accelerated drilling activity for unconventional gas Strong and diverse customer relationships no customer represents more than 8.2% of billings (YTD July 2006) customer base includes "major" independent E&P companies Experienced management team and operating personnel Board of directors with substantial and diverse experience Estimated net debt of approximately $5.5 million and strong cash flow potential serve to jointly support organic growth and tuck-in acquisitions Conclusion

JK Acquisition Corp. Multi-Shot,LLC James Wilson - CEO Allen Neel - President 713-978-7557 936-441-6655 Integrated Corporate Relations Investor Relations Kathleen Heaney 203-803-3585 Contacts

Appendix

Comparable Company EBITDA Reconciliation

YTD MS EBITDA Reconciliation

MS Historical EBITDA Reconciliation